   As filed with the Securities and Exchange Commission on August 26, 1997

                                 SCHEDULE 14A
                                (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the registrant                     /X/

Filed by a party other than the registrant  / /

Check the appropriate box:
/ / Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          APEX MUNICIPAL FUND, INC.
                                P.O. Box 9011
                            Princeton, New Jersey
                                  08543-9011
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
   ------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
   ------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
   ------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
   ------------------------------------------------------------------------

(5) Total fee paid:
   ------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.
   ------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
   ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
   ------------------------------------------------------------------------
    (3) Filing Party:
   ------------------------------------------------------------------------
    (4) Date Filed:
   ------------------------------------------------------------------------
Notes:

   ----------------
   (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                           APEX MUNICIPAL FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 9, 1997

                            ------------------------

TO THE STOCKHOLDERS OF APEX MUNICIPAL FUND, INC.:

     Notice is hereby given that the 1997 Annual Meeting of Stockholders (the 'Meeting') of Apex Municipal Fund, Inc. (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, October 9, 1997, at 9:45 a.m. for the following purposes:

          (1) To elect two Class I Directors to serve until the 2000 Annual Meeting of Stockholders;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 12, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 25, 1997, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE.

     You are cordially invited to attend the Meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors
                                          PATRICK D. SWEENEY
                                              Secretary

Plainsboro, New Jersey
Dated: August 26, 1997

                                PROXY STATEMENT

                            ------------------------

                           APEX MUNICIPAL FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                      1997 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                OCTOBER 9, 1997

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Apex Municipal Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the 1997 Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, October 9, 1997 at 9:45 a.m. The approximate mailing date of this Proxy Statement is August 28, 1997.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Class I Directors, to serve for a three year term and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on August 12, 1997 as the record date (the 'Record Date') for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 19,544,644 shares of common stock, par value $.10 per share (the 'Common Stock'). To the knowledge of the Fund, as of the Record Date, no person was the beneficial owner of more than five percent of its outstanding shares of Common Stock.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


                         ITEM 1.  ELECTION OF DIRECTORS

     Pursuant to the Articles of Incorporation of the Fund, the Board of Directors is divided into three classes, designated Class I, Class II and Class
III. Each class has a term of office of three years, and each year the term of office of one class will expire. A Director elected by stockholders will serve until the Annual Meeting of Stockholders for the year in which his term expires and until his successor is elected and qualified.

     It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of Joe Grills and Walter Mintz, the Class I Directors whose current terms expire at the Meeting. The Board of

Directors of the Fund knows of no reason why the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such subsitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees and the other Directors is set forth as follows:

                                                                                                             SHARES OF
                                                                                                           COMMON STOCK
                                                                                                            OF THE FUND
                                                              PRINCIPAL OCCUPATION                         BENEFICIALLY
                                                             DURING PAST FIVE YEARS             DIRECTOR   OWNED AT THE
             NAME AND ADDRESS                AGE           AND PUBLIC DIRECTORSHIPS(1)            SINCE     RECORD DATE
-------------------------------------------  ----  -------------------------------------------  ---------  -------------
Class I Directors serving until the 2000 Annual Meeting of Stockholders:
Joe Grills(1)(2) ..........................   62   Member of the Committee of Investment of       1994           0
  183 Soundview Lane                                 Employee Benefit Assets of the Financial
  New Canaan, Connecticut 06840                      Executives Institute ('CIEBA') since
                                                     1986; member of CIEBA's Executive
                                                     Committee since 1988 and its Chairman
                                                     from 1991 to 1992; Assistant Treasurer of
                                                     International Business Machines
                                                     Corporation ('IBM') and Chief Investment
                                                     Officer of IBM Retirement Funds from 1986
                                                     until 1993; Member of the Investment
                                                     Advisory Committee of the State of New
                                                     York Common Retirement Fund; Member of
                                                     the Investment Advisory Committee of the
                                                     Howard Hughes Medical Institute;
                                                     Director, Duke Management Company and
                                                     LaSalle Street Fund since 1995; Director,
                                                     Kimco Realty Corporation since January
                                                     1997.
Walter Mintz(1)(2) ........................   68   Special Limited Partner of Cumberland          1989           0

  1114 Avenue of the Americas                        Associates (investment partnership) since
  New York, New York 10036                           1982.
Class II Nominees to serve until the 1999 Annual Meeting of Stockholders:
Melvin R. Seiden(1)(2) ....................   66   Director of Silbanc Properties, Ltd. (real     1989           0
  780 Third Avenue                                   estate, investment and consulting) since
  Suite 2502                                         1987; Chairman and President of Seiden &
  New York, New York 10017                           de Cuevas, Inc. (private investment firm)
                                                     from 1964 to 1987.

                                                                                                             SHARES OF
                                                                                                           COMMON STOCK
                                                                                                            OF THE FUND
                                                              PRINCIPAL OCCUPATION                         BENEFICIALLY
                                                             DURING PAST FIVE YEARS             DIRECTOR   OWNED AT THE
             NAME AND ADDRESS                AGE           AND PUBLIC DIRECTORSHIPS(1)            SINCE     RECORD DATE
-------------------------------------------  ----  -------------------------------------------  ---------  -------------
Stephen B. Swensrud(1)(2) .................   64   Chairman of Fernwood Associates (financial     1989           0
  24 Federal Street                                  consultants) since 1975.
  Suite 400
  Boston, Massachusetts 02110
Class III Directors serving until the 1998 Annual Meeting of Stockholders:
Arthur Zeikel(1)(3) .......................   65   President of Fund Asset Management, L.P.       1989           0
  P.O. Box 9011                                      ('FAM') (which term as used herein
  Princeton, New Jersey 08543-9011                   includes its corporate predecessors)
                                                     since 1977; President of MLAM (which term
                                                     as used herein includes its corporate
                                                     predecessors) since 1977; President and
                                                     Director of Princeton Services, Inc.
                                                     ('Princeton Services') since 1993;
                                                     Executive Vice President of Merrill Lynch
                                                     & Co., Inc. ('ML&Co.') since 1990;
                                                     Director of Merrill Lynch Funds
                                                     Distributor, Inc. ('MLFD') since 1977.
Robert S. Salomon, Jr.(1)(2) ..............   60   Principal of STI Management (investment        1996           0
  106 Dolphin Cove Quay                              adviser); Director, Common Fund and the
  Stamford, Connecticut 06902                        Norwalk Community Technical College
                                                     Foundation; Chairman and CEO of Salomon
                                                     Brothers Asset Management from 1992 until
                                                     1995; Chairman of Salomon Brothers equity
                                                     mutual funds from 1992 until 1995;
                                                     Director of Stock Research and U.S.
                                                     Equity Strategist at Salomon Brothers

                                                     from 1975 until 1991.

------------------
(1) Each of the nominees and the other Directors is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser.

(2) Member of the Audit Committee of the Board of Directors.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the year ended June 30, 1997, the Board of Directors held five meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the total aggregate of the number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the 'SEC') and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that a Form 4 disclosing that Terry K. Glenn, the Executive Vice President of the Fund, purchased 5,000 shares of the Fund on November 15, 1996 was inadvertently filed late. A Form 4 was filed on behalf of Mr. Glenn on December 11, 1996.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser (each a 'non-affiliated Director') a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at those meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, an additional fee of $2,000 per year plus $500 per Audit Committee meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $39,962 for the year ended June 30, 1997.

     The following table sets forth for the fiscal year ended June 30, 1997 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1996, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds'), to the non-affiliated Directors.

                                                                PENSION OR RETIREMENT       AGGREGATE COMPENSATION FROM
NAME OF                                       COMPENSATION    BENEFITS ACCRUED AS PART           FUND AND FAM/MLAM
DIRECTOR                                       FROM FUND          OF FUND EXPENSES        ADVISED FUNDS PAID TO DIRECTORS
                                              ------------    -------------------------   -------------------------------
Joe Grills(1)                                    $8,000                 None                         $ 167,000
Walter Mintz(1)                                  $8,000                 None                         $ 164,000
Robert S. Salomon, Jr.(1)                        $8,000                 None                         $ 187,167
Melvin R. Seiden(1)                              $8,000                 None                         $ 164,000
Stephen B. Swensrud(1)                           $8,000                 None                         $ 154,250

------------------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Grills (19 registered investment companies consisting of 47 portfolios); Mr. Mintz (18 registered investment companies consisting of 37 portfolios); Mr. Salomon (18 registered investment companies consisting of 37 portfolios); Mr. Seiden (18 registered investment companies consisting of 37 portfolios); Mr. Swensrud (21 registered investment companies consisting of 52 portfolios).

     Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                            OFFICER
                         NAME AND PRINCIPAL OCCUPATION                             AGE        OFFICE         SINCE
--------------------------------------------------------------------------------   ---    ---------------   -------
Arthur Zeikel ..................................................................   65        President        1989
  President of FAM since 1977; President of MLAM since 1977; President and
  Director of Princeton Services since 1993; Executive Vice President of ML&Co.
  since 1990; Director of MLFD since 1977.
Terry K. Glenn .................................................................   56     Executive Vice      1989
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President              President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P.
  since 1988.
Vincent R. Giordano ............................................................   53     Vice President      1989
  Senior Vice President of FAM and MLAM since 1984.
Kenneth A. Jacob ...............................................................   46     Vice President      1992
  Vice President of MLAM since 1984.
Theodore R. Jaeckel, Jr. .......................................................   37     Vice President      1997
  Vice President of MLAM since 1989.
Donald C. Burke ................................................................   37     Vice President      1993
  Vice President and Director of Taxation of MLAM since 1990.
Gerald M. Richard ..............................................................   48        Treasurer        1989
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Vice President of
  MLFD since 1981 and Treasurer thereof since 1984.
Patrick D. Sweeney .............................................................   43        Secretary        1997
  Vice President of FAM and MLAM since 1990.

     Stock Ownership. At the Record Date the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T'), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     Approval of Items 1 and 2 will require the affirmative vote of a majority of votes cast by the Fund's stockholders, voting in person or by proxy, at a meeting in which a quorum is duly constituted.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ('MLPF&S'), holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Items 1 and 2 in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended June 30, 1997, to any stockholder upon request. Such requests should be directed to Apex Municipal Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, Secretary, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1998 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in October 1998, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by April 28, 1998.

                                          By Order of the Board of Directors

                                          PATRICK D. SWEENEY
                                              Secretary

Dated: August 26, 1997

                           APEX MUNICIPAL FUND, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                                   P R O X Y
          This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Ira P.
Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all the Common Stock of Apex Municipal Fund, Inc. (the "Fund") held of record by the undersigned on August 12, 1997 at the annual meeting of stockholders of the fund to be held on October 9, 1997 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                               (Continued and to be signed on the reverse side)

1. ELECTION OF DIRECTORS                                FOR the nominees                     WITHHOLD AUTHORITY
   Class I Nominees to serve until 2000                 listed          / /                  to vote for the nominees listed   / /
   Annual Meeting of Stockholders:
   Joe Grills & Walter Mintz

2. Proposal to ratify the selection of Deloitte & Touche LLP as the                           FOR / /    AGAINST / /    ABSTAIN / /
   independent auditors of the Fund to serve for the current fiscal year.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                                                            Please sign exactly as name appears hereon. When shares
                                                                            are held by joint tenants, both should sign. When
                                                                            signing as attorney or as executor, administrator,
                                                                            trustee or guardian, please give full title as such. If
                                                                            a corporation, please sign in full corporate name by
                                                                            president or other authorized officer. If a partnership,
                                                                            please sign in partnership name by authorized persons.

                                                                            Dated: _________________________________________ , 1997

                                                                            X _____________________________________________________
                                                                                                   Signature

                                                                            X _____________________________________________________
                                                                                            Signature, if held jointly

Please mark boxes / / or /X/ in blue or black ink.
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.